SUPPLEMENT DATED JULY 5, 2023
TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED FEBRUARY 1, 2023
OF VANECK ETF TRUST

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus for VanEck ETF Trust (the “Trust”) regarding VanEck Morningstar SMID Moat ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective immediately, the seventh sentence of the first paragraph contained in the “Principal Investment Strategies” section of the Fund’s Summary Prospectus and “VanEck Morningstar SMID Moat ETF - Summary Information - Principal Investment Strategies” section of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Wide and narrow moat companies are selected from the universe of companies represented in the Morningstar® US Small-Mid Cap IndexSM (the “Parent Index”), a broad market index representing small- and medium-capitalization U.S. companies.

Please retain this supplement for future reference.